Exhibit 99.02

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                 FIFTH AMENDED AND RESTATED INDENTURE SUPPLEMENT






                           dated as of January 1, 2001


                                     between


                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1,
                                    as Issuer



                                       and



         LASALLE BANK NATIONAL ASSOCIATION f/k/a LASALLE NATIONAL BANK,
                              as Indenture Trustee

                     FFCA FRANCHISE LOAN OWNER TRUST 1998-1
                    FRANCHISE LOAN BACKED NOTES SERIES 1998-1

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
          This Fifth Amended and Restated Indenture Supplement ("INDENTURE SUPPLEMENT NO. 5") is entered into effect as of January 1, 2001, between FFCA Franchise Loan Owner Trust 1998-1, a Delaware business trust, as Issuer (the "ISSUER"), and LaSalle Bank National Association f/k/a LaSalle National Bank, as Indenture Trustee (the "INDENTURE TRUSTEE"), which amends and restates in its entirety the Fourth Amended and Restated Indenture Supplement ("INDENTURE SUPPLEMENT NO. 4"), as entered into effect on January 1, 2000, between the Issuer and the Indenture Trustee, which amends and restates in its entirety the Third Amended and Restated Indenture Supplement ("INDENTURE SUPPLEMENT NO. 3"), as entered into effect on August 27, 1999, between the Issuer and the Indenture Trustee, which amends and restates in its entirety the Second Amended and Restated Indenture Supplement ("INDENTURE SUPPLEMENT NO. 2"), as entered into effect on March 18, 1999, between the Issuer and the Indenture Trustee, which amends and restates in its entirety the Amended and Restated Indenture Supplement ("INDENTURE SUPPLEMENT NO. 1"), as entered into effect on October 30, 1998, between the Issuer and the Indenture Trustee, which amends and restates in its entirety the Series 1998-1 Indenture Supplement (the "ORIGINAL INDENTURE SUPPLEMENT"), as entered into effect on August 14, 1998, between the Issuer and the Indenture Trustee, which supplements and amends that certain Indenture (the "INDENTURE") dated as of August 14, 1998, between the Issuer and the Indenture Trustee.

                              PRELIMINARY STATEMENT

          The Issuer was created by a trust agreement dated as of August 14, 1998 (the "TRUST AGREEMENT"), among FFCA Loan Warehouse Corporation, as Depositor, Franchise Finance Corporation of America, as the Company and as Paying Agent, and Wilmington Trust Company, as Owner Trustee. The Issuer duly authorized the execution and delivery of the Original Indenture Supplement, Indenture Supplement No. 1, Indenture Supplement No. 2, Indenture Supplement No. 3, Indenture Supplement No. 4 and this Indenture Supplement No. 5 to provide for the issuance of its Franchise Loan Backed Notes, Series 1998-1 (the "NOTES"). The Notes are issuable as provided in this Indenture Supplement No. 5 and in the Indenture.

          Section 2.01 of the Indenture provides, among other things, that the Issuer may enter into an Indenture Supplement for the purposes of authorizing a Series of Notes and to specify certain terms of such Series of Notes. Section
9.02 of the Indenture provides, among other things, that the Issuer may enter into an Indenture Supplement for purposes of amending the Indenture. This Indenture Supplement No. 5 is an Indenture Supplement as described in the Indenture. All terms used in this Indenture Supplement No. 5 which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent that such terms are defined in this Indenture Supplement No. 5 or unless the context clearly requires.

          The parties hereto wish to amend and restate Indenture Supplement No. 4 in its entirety and amend Section 10.01 of the Indenture in accordance with the terms of this Indenture Supplement No. 5.

          NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth, the Issuer and the Indenture Trustee, intending to be legally bound, hereby agree as follows:

          SECTION 1. CERTAIN DEFINED TERMS. Section 2.01 of the Indenture provides that the meaning of certain defined terms used in the Indenture shall, when applied to a particular Series, be as defined in the Indenture Supplement with respect to such Series. Accordingly, the following definitions shall apply with respect to the Notes:

          (a) SERIES DESIGNATION. The Notes shall be designated as the Issuer's Franchise Loan Backed Notes, Series 1998-1.

          (b) CLOSING DATE. The Closing Date with respect to the Notes shall be August 14, 1998.

          (c) MATURITY DATE. The Maturity Date with respect to the Notes shall be December 31, 2001.

          (d) MAXIMUM NOTE PRINCIPAL BALANCE. The Maximum Note Principal Balance with respect to the Notes shall be $600,000,000.

          SECTION 2. TERMINATION OF THE REVOLVING PERIOD. The Revolving Period shall terminate on the earlier of (i) such date as provided in Section 2.07 of the Sale and Servicing Agreement and (ii) December 31, 2001.

          SECTION 3. AMENDMENT TO SECTION 10.01 OF THE INDENTURE. Section 10.01 of the Indenture is hereby amended by deleting Section 10.02 in its entirety and replacing such Section 10.02 with the following:

          SECTION 10.01. REDEMPTION.

          The Servicer may, at its option, effect an early redemption of the Notes on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination in the manner specified in and subject to the provisions of SECTION 11.02 of the Sale and Servicing Agreement.

          The Servicer or the Issuer shall furnish the Indenture Trustee with notice of any such redemption in order to facilitate the Indenture Trustee's compliance with its obligation to notify the Noteholders of such redemption in accordance with SECTION 10.02 hereof.

          SECTION 4. RATIFICATION OF THE INDENTURE. As supplemented and amended by this Indenture Supplement No. 5, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented and amended by this Indenture Supplement No. 5 shall be read, taken and construed as one and the same document.

          SECTION 5. SUPPLEMENT TO GOVERN. Notwithstanding anything to the contrary in this Indenture Supplement No. 5, to the extent that the terms of this Indenture Supplement No. 5 conflict with the terms of the Indenture, the terms of this Indenture Supplement No. 5 shall govern.

          SECTION 6. ALL REQUISITE ACTION TAKEN. All things necessary to make this Indenture Supplement No. 5 a valid agreement of the Issuer and the Indenture Trustee in accordance with its terms have been done.

          SECTION 7. GOVERNING LAW. THIS INDENTURE SUPPLEMENT NO. 5 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 8. COUNTERPARTS. This Indenture Supplement No. 5 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement No. 5 to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                   FFCA FRANCHISE LOAN OWNER TRUST 1998-1

                                   By: Wilmington Trust Company
                                       not in its individual capacity but
                                       solely as Owner Trustee

                                   By: /s/ Rosemary Pantano
                                       -----------------------------------------
                                       Name: Rosemary Pantano
                                       Title: Senior Financial Services Officer

                                   LASALLE BANK NATIONAL ASSOCIATION f/k/a
                                   LASALLE NATIONAL BANK,
                                     as Indenture Trustee

                                   By: /s/ Brian D. Ames
                                       -----------------------------------------
                                       Name: Brian D. Ames
                                       Title: Vice President


[FIFTH AMENDED AND RESTATED INDENTURE SUPPLEMENT]

STATE OF Delaware

COUNTY OF New Castle


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Rosemary Pantano, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee on behalf of FFCA FRANCHISE LOAN OWNER TRUST 1998-1, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28 day of December 2000.

                                  /s/ Denise M. Geran
                                  ----------------------------------------------
                                  Notary Public in and for the State of Delaware


Denise M. Geran
Notary Public - Delaware
My Commission Expires February 16, 2003


[FIFTH AMENDED AND RESTATED INDENTURE SUPPLEMENT]

STATE OF Illinois

COUNTY OF Cook


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Brian D. Ames, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of LASALLE BANK NATIONAL ASSOCIATION f/k/a LASALLE NATIONAL BANK, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 1st day of January, 2001.

                                  /s/ Jennifer Jourdan
                                  ----------------------------------------------
                                  Notary Public in and for the State of Illinois

(Seal)

My commission expires:
     5/19/04

[FIFTH AMENDED AND RESTATED INDENTURE SUPPLEMENT]